EXHIBIT 10.5
AMENDMENT TO
BUSINESS LOAN AGREEMENT
AND
COMMERCIAL SECURITY AGREEMENT
     This Amendment dated October 16, 2008, to Business Loan Agreement and Commercial Security Agreement, each dated October 29, 2007, is entered into by FIRST INTERSTATE BANK (the “Lender”) and WESTMORELAND RESOURCES, INC., a Delaware corporation (the “Borrower”).
RECITALS
     WHEREAS, Lender and Borrower are parties to a Business Loan Agreement (the “Loan Agreement”) providing for an $8,500,000 term loan, evidenced by a promissory note (the “Term Note”) and a $20,000,000 revolving loan, evidenced by a promissory note (the “Revolving Note”); and
     WHEREAS, the obligations under the Loan Agreement, the Term Note and the Revolving Note are secured by the inventory, chattel paper, accounts, equipment and intangibles of Borrower (the “Collateral”) pursuant to a Commercial Security Agreement (the “Security Agreement”); and
     WHEREAS, Borrower desires to enter into a series of transactions (the “Tax Credit Transactions”) which will involve the transfer of certain contracts and agreements comprising a portion of the Collateral to a newly formed limited liability company, Absaloka Coal, LLC (the “LLC”), the goal of which Tax Credit Transactions is to increase the cash flow of Borrower; and
     WHEREAS, Borrower has requested that Lender amend certain provisions of the Loan Agreement, the Security Agreement and the Related Agreements to accommodate the Tax Credit Transactions, and Lender has agreed to such Amendment on the terms, and subject to the conditions, set forth herein. Defined terms not defined herein shall have the meanings ascribed thereto in the Loan Agreement.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
     1. Amendment of Definition of Collateral; Pledge of Agreements.
     (a) The Collateral securing Borrower’s obligations under the Loan Agreement and the Related Agreements, and as pledged in the Security Agreement, is hereby amended to exclude therefrom the following agreements providing for the sale of coal by Borrower and proceeds derived therefrom:
     (i) Coal Purchase Agreement dated August 27, 1986 between Borrower and Western Fuels Association, Inc.;
     (ii) Coal Supply Agreement dated January 1, 2005 between Borrower and Midwest Energy Resources Company;
     (iii) Coal Supply Agreement dated as of June 16, 2005, as amended, among Borrower, Westmoreland Coal Sales Company (“WCSC”), and Rocky Mountain Power, Inc.; and
     (iv) Coal Supply Agreement dated February 1, 2007, and Master Coal Supply Agreement dated October 23, 2007, each as amended by Confirmation Notices, and each between Borrower and Northern States Power Company
(collectively, the agreements referred to in this Paragraph 1 are referred to as the “Assigned Coal Sales Agreements.”)
     (b) The Collateral securing Borrower’s obligations under the Loan Agreement and the Related Agreements, and as pledged in the Security Agreement, is hereby amended to exclude therefrom Borrower’s limited liability company interest in the LLC.
     (c) Borrower hereby pledges and grants a security interest to Lender, to secure its obligations under the Loan Agreement and Related Agreements, in all of its rights, including rights to payment, arising under the following agreements, and agrees that they shall constitute Collateral governed by and subject to all terms of the Security Agreement:
     (i) Coal Mining Sublease Agreement between Borrower and Absaloka Coal, LLC;
     (ii) Contract Mining Agreement dated October 15, 2008 between Borrower and Absaloka Coal, LLC;
     (iii) Fixed Payment Note dated October 16, 2008 payable to Borrower; and
     (iv) Contingent Payment Obligation dated October 16, 2008 payable to Borrower.

     2. Amendment of Negative Covenants. Lender agrees that the provisions of the Loan Agreement appearing under the caption “Negative Covenants” and the provisions of the Security Agreement specified below shall be amended as follows:
     (a) Clause (2) of the Negative Covenant in the Loan Agreement captioned “Continuity of Operations” and the provisions of the Security Agreement appearing under the caption “Transactions Involving Collateral” shall be amended to add at the end thereof the following:
     Notwithstanding the foregoing:
     (i) Borrower and Absaloka Coal, LLC may enter into the Coal Mining Sublease Agreement (the “Sublease”), pursuant to which Borrower will sublease to Absaloka Coal, LLC the right to mine up to 40 million tons of coal from the Absaloka Mine;
     (ii) Borrower and Absaloka Coal, LLC may enter into Assignment and Assumption Agreements transferring to Absaloka Coal, LLC the Assigned Coal Sales Agreements; and
     (iii) Borrower may enter into the Membership Interest Purchase Agreement dated October 16, 2008 pursuant to which it will transfer its interest in Absaloka Coal, LLC to Feedstock Investments IV, LLC.
     (b) Clause (1) of the Negative Covenant in the Loan Agreement captioned “Continuity of Operations” shall be amended as follows:
     (i) During the duration of the Sublease, new agreements providing for the supply and sale of coal from the Absaloka Mine, as well as renewals and amendments of the Assigned Coal Sales Agreements, shall be entered into by Absaloka Coal, LLC, and not by Borrower, and the accounts related to the sale of coal from the Absaloka Mine under such agreements will be accounts of Absaloka Coal, LLC and not of Borrower;
     (ii) During the duration of the Sublease, WCSC will suspend the sale of coal on behalf of Borrower under its Sales Agency Agreement with Borrower, and coal sales from the Absaloka Mine that are arranged through WCSC will be made by Absaloka Coal, LLC rather than Borrower.
     (c) The Negative Covenant captioned “Loans, Acquisitions and Guarantees” shall be amended to add the following at the end thereof:
     ; provided, however, that for so long as Absaloka Coal, LLC is in existence and no Event of Default has occurred and is continuing, Borrower may engage in the transactions with Absaloka Coal, LLC, including loans and advances from Borrower to Absaloka Coal, LLC, contemplated by the Membership Interest Purchase Agreement dated as of October 16,

2008 and the Amended and Restated Limited Liability Company Agreement of Absaloka Coal, LLC (collectively, the “Transaction Agreements”).
     3. Amendment of Affirmative Covenants. Lender agrees that the provisions of the Loan Agreement appearing under the caption “Affirmative Covenants” shall be amended as follows:
     (a) The Affirmative Covenant captioned “Inspection” shall be amended to add the following:
Borrower, in its capacity as manager of Absaloka Coal, LLC, shall make the books, accounts and records of Absaloka Coal, LLC available for inspection and copying by Lender.
     4. Consent to Transaction Agreement and Tax Credit Transaction. Lender hereby agrees that Borrower may enter into the Transaction Agreement and the Tax Credit Transactions on substantially the terms set forth in the documents listed on Exhibit A hereto and agrees that the proceeds from the Tax Credit Transactions are not required to be held in trust for Lender.
     5. No Recourse Against Feedstock Investments IV, LLC. Lender agrees that Feedstock Investments IV, LLC, in its capacity as a member of Absaloka Coal, LLC, shall have no liability for the obligations of Borrower under the Loan Agreement and the Related Agreements.
     6. Ratification. All terms of the Loan Agreement and the Related Documents that are not contrary to, or inconsistent with the terms and conditions of this Amendment shall remain in full force and effect and are hereby reaffirmed, ratified, confirmed as of the date hereof and are incorporated herein by reference; and each of the representations, warranties, covenants, and agreements of Borrower and Guarantor, as set forth in the Loan Agreement and Related Documents are true today, to the same extent as if made today, and are incorporated herein by reference as though more fully set out, except as modified herein.
     7. Guaranty. By its approval of this Agreement, Westmoreland Coal Company consents to the terms herein contained, and ratifies and confirms that its Commercial Guaranty and Commercial Pledge Agreement remain in full force and effect and constitute a continuing guaranty of the Loan Agreement and the Related Documents.
     8. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
     10. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

     11. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MONTANA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

WESTMORELAND RESOURCES, INC.

By: Name:	/s/ Morris W. Kegley Morris W. Kegley
Title:	Vice President and General Counsel

FIRST INTERSTATE BANK

By: Name:	/s/ Steve Tostenrud Steve Tostenrud
Title:	Vice President

Guarantor hereby consents to this amendment and ratifies its obligations as provided in Paragraph 7 hereof

Date: October 16, 2008

WESTMORELAND COAL COMPANY

By: Name:	/s/ Douglas P. Kathol Douglas P. Kathol
Title:	Vice President, Finance and Treasurer